Exhibit 10.1

THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT (THE “WARRANT SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE WARRANT SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL WILL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

No.: _________

WARRANT

To Purchase __________ Shares of Common Stock of

FUSE SCIENCE, INC.

EXERCISABLE ON OR BEFORE, AND VOID AFTER

5:00 P.M. EASTERN TIME ON MARCH ___, 2018 (Five years from issuance)

THIS CERTIFIES THAT, for good and valuable consideration, ______________________________ (“Holder”), or its registered assigns, is entitled to subscribe for and purchase from FUSE SCIENCE, INC., a Nevada corporation (the “Company”), at any time after March ___, 2013, to and including March ___, 2018, _______________________________________ (__________) fully paid and non-assessable shares of the common stock of the Company (“Shares”) at the price of $0.30 per Share (the “Warrant Exercise Price”), subject to the anti-dilution provisions of this Warrant.

The Shares that may be acquired upon exercise of this Warrant are sometimes referred to herein as the “Warrant Shares.” As used herein, the term “Holder” includes any party who acquires all or a part of this Warrant as a registered transferee of Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term “Shares” means the common stock, par value $0.001 per share, of the Company, and will also include any capital stock of any class of the Company hereafter authorized which will not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company. The term “Convertible Securities” means any stock or other securities convertible into, or exchangeable for, Shares.

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Share), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with payment of the Warrant Exercise Price for such Shares by cashier’s check or by wire transfer in immediately available funds in accordance with instructions furnished by the Company.

2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as will be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant will be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company will pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3. Issuance of the Warrant Shares.

(a) The Company agrees that the Warrant Shares purchased upon exercise of this Warrant will be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant will have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding three (3) “Business Days” after the rights represented by this Warrant will have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant will not then have been exercised will also be delivered to the Holder within such time. As used herein “Business Day” shall mean, a day other than Saturday, Sunday or any other day in which banks in New York, New York are authorized to be closed for business.

(b) Notwithstanding the foregoing, however, the Company will not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with registration under or exemptions from the applicable securities registration requirements under the Securities Act or applicable Blue Sky Laws. Nothing herein, however, will obligate the Company to effect registrations under the Securities Act or applicable Blue Sky Laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the issuance of the Warrant Shares.

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4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

5. Anti-Dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a) The Warrant Exercise Price will be adjusted from time to time such that in case the Company will hereafter:

(i) pay any dividends on any class of stock of the Company payable in Shares or Convertible Securities;

(ii) subdivide its then outstanding Shares into a greater number of Shares; or

(iii) combine outstanding Shares by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event will (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of Shares outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of Shares outstanding immediately after such event (including in each case the maximum number of Shares issuable in respect of any Convertible Securities), and the resulting quotient will be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Section 5 will become effective immediately after the record date in the case of a dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 5, the Holder of any Warrant thereafter surrendered for exercise will become entitled to receive shares of two or more classes of capital stock and other capital stock of the Company, the Board of Directors (whose determination will be conclusive) will determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock. All calculations under this Section 5(a) will be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Section 5(a), the holder of any Warrant thereafter surrendered for exercise will become entitled to receive any shares of capital stock of the Company other than Shares, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Shares contained in this Section 5.

(b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a), the Holder of each Warrant will thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

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(c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there will be no adjustment under Section 5(a) above but the Holder of each Warrant then outstanding will have the right thereafter to convert such Warrant into the kind and amount of shares of capital stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment will be made in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section 5 will thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Section 5(c) will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

(d) Upon any adjustment of the Warrant Exercise Price pursuant to this Section 5, then and in each such case, the Company will give written notice thereof, by First-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice will state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. Registration Rights.

(a) On or before the date which is not later than thirty (30) days after the earlier of (i) expiration of the Series B Warrants (the “Series B Warrants”) issued pursuant to that certain Securities Purchase Agreement dated March 4, 2013, by and among the Company and the buyers named therein or (ii) the exercise of all the Series B Warrants, the Company shall use commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the “Commission”), a Registration Statement and/or such other documents, including a prospectus, and/or any other appropriate disclosure document as may be reasonably necessary in the opinion of counsel for the Company in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Warrant Shares and/or other securities then issuable upon exercise of the Warrant (the “Registrable Shares”) of Holders for a period of not less than twelve (12) consecutive months (the “Registration Statement”). The Company shall pay all costs (excluding transfer taxes, if any, and Holders’ pro rata portions of the selling discount or commissions), fees and expenses in connection with the Registration Statement filed pursuant to this Section 6(a), without limitation, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses.

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(b) Holders covenant and agree to provide the Company with all such information and materials concerning Holders and their intended method of distribution of their respective Registrable Shares and take all such action as may be reasonably required to permit the company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the Registration Statement.

(c) In connection with the Registration Statement, the Company covenants and agrees that the Company shall use commercially reasonable efforts to have the Registration Statement it files pursuant to Section 6(a) declared effective at the earliest practicable time.

(d) The Company shall furnish to each Holder such number of copies of the Registration Statement and of each such amendment and supplement thereto (in each case including each preliminary prospectus and summary prospectus) in conformity with the requirements of the Securities Act, and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Shares by each Holder.

(e) If the Company shall fail to comply with the provisions of this Section 6, the Company shall, in addition to any other equitable or other relief available to Holders, be liable for any or all special and consequential damages sustained by Holders.

(f) The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep the Registration Statement effective for at least twelve (12) months, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement during such period in accordance with the intended methods of disposition by Holders set forth in the Registration Statement. If at any time the Commission should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of the Registration Statement, the Company will promptly notify each Holder and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will use commercially reasonable efforts and take all reasonably necessary action which may be required in qualifying or registering the Registrable Shares included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as reasonably are required by Holders, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. The Company shall use commercially reasonable efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities of the United States or any state thereof as may be reasonably necessary to enable Holders to consummate the disposition of the Registrable Shares.

(g) The Company shall indemnify Holders and each person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from the Registration Statement.

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(h) Each Holder and its successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from written information furnished by such Holder or such Holder’s successors or assigns, for specific inclusion in the Registration Statement to the same extent and with the same effect as the provisions contained on any underwriting agreement pursuant to which the underwriters have agreed to indemnify the Company, except that the maximum amount which may be recovered from each Holder pursuant to this paragraph or otherwise shall be limited to the amount of net proceeds received by such Holder from the sale of the Registrable Shares.

(i) The Company shall not permit the inclusion of any securities other than the Registrable Shares to be included in any Registration Statement filed pursuant to this Section 6 hereof without the prior written consent of the Holders of a majority of the Registrable Shares, which consent will not be unreasonably withheld or delayed.

(j) Notwithstanding the provisions of this Section 6, the Company shall not be required to maintain the Registration Statement effective if the Company delivers an opinion to Holders and to the Company’s transfer agent, in form and substance satisfactory to counsel to the transfer agent, to the effect that the entire number of Registrable Shares proposed to be sold by Holders may otherwise be sold, in the manner proposed by Holders may otherwise be sold, without registration under the Securities Act.

7. No Voting Rights. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8. Notice of Transfer of Warrant or Resale of the Warrant Shares. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Holder shall also furnish the Company with an opinion of counsel reasonably acceptable to it to the effect that promptly upon receiving such written notice, the Company will present copies thereof to counsel to the original purchaser of this Warrant. The proposed transfer may be effected without registration under the Securities Act or applicable Blue Sky Laws. The prospective transferee or purchaser will also execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

9. Fractional Shares. Fractional shares will not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the number of Shares will be rounded up to the nearest whole Share.

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10. Governing Law. This Warrant shall be governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March ___, 2013.

FUSE SCIENCE, INC.

By:
Name:
Title:

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SUBSCRIPTION FORM

(To be signed upon exercise of Warrant)

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ _________________ of the shares of Common Stock of Fuse Science, Inc.. to which such Warrant relates and herewith makes payment of $__________________ therefore in cash or by certified check and requests that the certificate for such shares be issued in the name of, and be delivered to, ______________________, the address for which is set forth below the signature of the undersigned.

Dated:

(Signature)

(Name)

(Address)

Social Security or Tax Ident. No.

ASSIGNMENT FORM

(To be signed upon authorized transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase ____________ shares of Common Stock of Fuse Science, Inc. to which the within Warrant relates and appoints ___________________ attorney, to transfer said right on the books of ________________ with full power of substitution in the premises.

Dated:

(Signature)

(Name)

(Address)

Social Security or Tax Ident. No.